UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 21, 2007 (November 20, 2007)

AMERICAN LORAIN CORPORATION (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31619 (Commission File Number)	87-0430320 (IRS Employer Identification No.)

Beihuan Road Junan County Shandong, China 276600 (Address of Principal Executive Offices) (Zip Code)

(86) 539-7318818
(Registrant's Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 20, 2007, Mr. Huanxiang Sheng resigned as Chief Financial Officer of American Lorain Corporation (the "Company"), effective immediately. There was no disagreement between Mr. Huanxiang Sheng and the Company at the time of his resignation. The Board of Directors agreed to the resignation of Mr. Huang Sheng and appointed Mr. Tomas Wu to serve as the Company’s Chief Financial Officer, effective the same date. A copy of the press release is furnished hereto as Exhibit 99.1.

Tomas Wu, age 37, became the Company’s Chief Financial Officer on November 20, 2007. Prior to his appointment, Mr. Wu served as a Senior Consultant at Beijing Tian Qin Consultant Company for the last eighteen months. Mr. Wu was the Chief Operating Officer for Caleto (China) Corporation LTD, a U.S. multinational corporation, headquartered in Beijing since 2001. Responsible for all phases of that company’s finance and accounting functions, he instituted a number of effective programs, including putting into operation an enterprise resource planning (ERP) management system. Mr. Wu obtained his B.A. in accounting and international marketing from Nanjing University. He also has a Masters of Business Administration (MBA) from China Foreign Trade University. Mr. Wu is a Certified Public Account in China.

The Company and Mr. Wu have entered into an employment agreement that will expire on November 19, 2015. Pursuant to the terms of the employment agreement, Mr. Wu will receive a monthly salary of approximately US$ 3947 (RMB 30,000) as compensation for serving as the Chief Financial Officer of the Company. Mr. Wu will devote 100% of his business time to the affairs of the Company. A copy of the employment contract translation is furnished hereto as Exhibit 10.1 by reference.

There is no family relationship between Mr. Wu and any director or executive officer of the Company and there are no transactions between Mr. Pan and the Company that would require disclosure under Item 404(a) of Regulation S-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

Exhibit No.	Description
10.1	Employment Appointment, dated November 20, 2007.
99.1	Press Release, dated November 20, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LORAIN CORPORATION

Date: November 21, 2007	By: /s/ Si Chen
Si Chen Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Appointment, dated November 20, 2007.
99.1	Press Release, dated November 20, 2007.